UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 26, 2014

Cobalt International Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34579	27-0821169
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Cobalt Center 920 Memorial City Way, Suite 100 Houston, Texas	77024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 579-9100

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.             Regulation FD Disclosure.

On August 26, 2014, Cobalt International Energy, Inc. (including its subsidiaries, the “Company”) received documentation confirming that Nazaki Oil and Gaz (“Nazaki”) and Alper Oil Limitada (“Alper”) are no longer members of the contractor group of Blocks 9 and 21 offshore Angola.  Pursuant to a series of Executive Decrees passed by the Republic of Angola, the working interests previously held by Nazaki and Alper in Blocks 9 and 21 have been transferred to and are now held by Sonangol Pesquisa e Produção, S.A. (“Sonangol P&P”).  As a result, the Company no longer has any relationship with Nazaki or Alper.

The contractor groups for Blocks 9 and 21 offshore Angola now consist only of Sonangol P&P (60% working interest) and the Company (40% working interest).  The obligation of the Company to carry and pay for Alper’s 10% working interest terminated immediately with the transfer of Alper’s interest to Sonangol P&P pursuant to the terms of the Company’s 2010 agreements with Alper.  As a result, the Company’s paying interest in these blocks has been reduced from 62.5% to 52.5% during the initial exploration period, with Sonangol P&P being obligated to pay the remaining 47.5%.  In addition, all historical costs of the Company’s carry of Alper will be recouped by the Company from Sonangol P&P’s share of production revenues from these blocks. The Company continues to expect formal sanction of the Cameia project in late 2014 or early 2015 and production from the Cameia project in 2017.

The composition and paying interests of the contractor group for Block 20 remain unchanged.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 — that is, statements related to future, not past, events. Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact. In this context, forward-looking statements often address the Company’s expected future business and financial performance, and often contain words such as “estimate,” “anticipate,” “believe,” “intend,” “expect,” “plan,” “will” or other similar words. These forward-looking statements involve certain risks and uncertainties that ultimately may not prove to be accurate. Actual results and future events could differ materially from those anticipated in such statements. For further discussion of risks and uncertainties, individuals should refer to the Company’s other filings with the U.S. Securities and Exchange Commission. The Company undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after this Current Report on Form 8-K, other than as required by law. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. All forward-looking statements are qualified in their entirety by this cautionary statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 27, 2014

Cobalt International Energy, Inc.

By:	/s/ Jeffrey A. Starzec
Name:	Jeffrey A. Starzec
Title:	Senior Vice President and General Counsel